UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2023

micromobility.com Inc.

(Exact Name of Registrant as Specified in Charters)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

32 Old Slip, New York, NY 10005
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	MCOM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MCOMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2023, we held an annual meeting of our stockholders (the “Annual Meeting”) at which our common share stockholders voted on the following proposals, as set forth below, each of which is described in detail in our Definitive Proxy Statement on Schedule 14-C filed with the U.S. Securities and Exchange Commission on May 8, 2023. A total of 3,552,642 votes were present at our Annual Meeting, which constitutes a quorum for the Annual Meeting. Each of the proposals described below was approved by our holders of common stock.

PROPOSAL:

To approve the election to our Board of Directors of five director nominees, each to serve a term expiring at the Annual Meeting of Shareholders in 2024 or until their successors are duly elected and qualified (the “Director Election Proposal”).

Salvatore Palella

For	Withhold
3,312,838	239,804

Giulio Profumo

For	Withhold
3,332,552	220,090

Lee Stern

For	Withhold
3,324,479	228,163

Guy Adami

For	Withhold
3,309,556	243,086

Massimo Ponzellini

For	Withhold
3,333,968	218,674

PROPOSAL:

To approve the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Appointment Proposal”).

For	Against	Abstain
3,419,256	95,412	37,974

PROPOSAL:

To approve an amendment (the “OIP Amendment”) to the Company’s 2023 Omnibus Incentive Plan (the “OIP”) in the form attached to the proxy statement as Annex A to increase in the number of shares of Class A Common Stock issuable thereunder from 1,200,000 shares of Class A Common Stock to 5,000,000 shares of Class A Common Stock (the “OIP Amendment Proposal”).

For	Against	Abstain
3,223,565	318,551	10,526

PROPOSAL:

to approve the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve the Director Election or Appointment Proposals (the “Adjournment Proposal”).

For	Against	Abstain
3,275,294	262,570	14,778

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2023

micromobility.com Inc.

By:	/s/ Salvatore Palella
Name: Title:	Salvatore Palella Chief Executive Officer